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                                 JARDINE FLEMING
                             CHINA REGION FUND, INC.

                                  ANNUAL REPORT
                                DECEMBER 31, 2001


                            [DRAGON GRAPHIC OMITTED]

THIS REPORT, INCLUDING THE FINANCIAL STATEMENTS HEREIN, IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

JFCRM-AR-01                                                   F01-051  12/31/01

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    JARDINE FLEMING
CHINA REGION FUND, INC.

CONTENTS
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                                                                            PAGE

Objectives                                                                     1
--------------------------------------------------------------------------------

Management                                                                     1
--------------------------------------------------------------------------------

Market Information                                                             1
--------------------------------------------------------------------------------

Highlights                                                                     2
--------------------------------------------------------------------------------

Chairman's Statement                                                           3
--------------------------------------------------------------------------------

Investment Review                                                              4
--------------------------------------------------------------------------------

Major Holdings                                                                 8
--------------------------------------------------------------------------------

Investment Portfolio                                                          10
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                                           15
--------------------------------------------------------------------------------

Statement of Operations                                                       16
--------------------------------------------------------------------------------

Statements of Changes in Net Assets                                           17
--------------------------------------------------------------------------------

Financial Highlights                                                          18
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 19
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Report of Independent Accountants                                             23
--------------------------------------------------------------------------------

Results of the Annual Shareholders Meeting                                    24
--------------------------------------------------------------------------------

Fund Management                                                               25
--------------------------------------------------------------------------------

Dividend Reinvestment and Cash Purchase Plan                                  26
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Directors and Administration                                                  27
--------------------------------------------------------------------------------

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    JARDINE FLEMING
CHINA REGION FUND, INC.


OBJECTIVES
--------------------------------------------------------------------------------

    Jardine Fleming China Region Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People's Republic of China (PRC or China), Hong Kong, Taiwan, and Macau--collectively, the China Region.
    The Fund provides investors with an opportunity to participate in the growing economies of the China Region, especially that of the PRC, although investments are expected to be predominantly in securities listed on the Stock Exchange of Hong Kong. Hong Kong enterprises have made substantial investments in the PRC, in Guangdong Province in particular, where abundant cheap labor and land are available. Hong Kong is also the largest trading partner of the PRC.
    The economies of the PRC, Hong Kong, Taiwan, and Macau have become increasingly linked over the past 10 years and are expected to become further integrated now that Hong Kong and Macau have reverted to Chinese sovereignty. Investments made by the Fund will seek to take advantage of opportunities resulting from this linkage among the China Region markets.

MANAGEMENT
--------------------------------------------------------------------------------

    JF International Management Inc. ("JFIM") (formerly Jardine Fleming International Management Inc.) is the investment management company appointed to advise and manage the Fund's portfolio. With the completion of the merger between Robert Fleming Holdings Ltd. and The Chase Manhattan Corporation ("Chase") in October 2000, and the subsequent merger between Chase and J.P. Morgan & Co. Incorporated in January 2001, JFIM became part of J.P. Morgan Chase & Co. ("JPMC"), one of the world's premier financial services institutions. In asset management, JPMC will operate globally under the name of JPMorgan Fleming Asset Management ("JPMFAM"), although in Asia it will use the sub-brand JF Asset Management. Funds under management for the global asset management business was US $604.7 billion as of December 31, 2001. The investment philosophy of JPMFAM is to maintain two distinct and separate investment processes for their equity products.
    Chung Man Wing is the portfolio manager of the Fund. Mr. Chung joined JFIM in late 2000 as head of the Greater China team. Previously, he was chief investment officer at HSBC Asset Management (Asia).

MARKET INFORMATION
--------------------------------------------------------------------------------

THE FUND IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL JFC). THE SHARE PRICE IS PUBLISHED IN
--------------------------------------------------------------------------------

[]  The Wall Street Journal (daily)
[]  The Asian Wall Street Journal (daily)
[]  Reuters (page JFC)

THE NET ASSET VALUE IS PUBLISHED IN
--------------------------------------------------------------------------------

[] The Wall Street Journal under "Closed-End Funds" (every Monday)
[] The Asian Wall Street Journal under "Closed-End Funds" (every Monday)
[] South China Morning Post in Hong Kong (first Thursday of every month)
[] Reuters (page JFC)

                                      --1--
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    JARDINE FLEMING
CHINA REGION FUND, INC.


HIGHLIGHTS
--------------------------------------------------------------------------------

                                      DECEMBER 31, 2001       December 31, 2000
                                             US$                     US$
--------------------------------------------------------------------------------
Net Assets                              $38.2 MILLION            $56.2 million
Net Asset Value Per Share                       $8.14                    $9.34

MARKET DATA
Share Price on the
   New York Stock Exchange                      $6.57                    $7.06
Discount to Net Asset Value                     -19.3%                   -24.4%

TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
Net Asset Value                                           -12.8%
Share Price                                                -6.9%
JFC Benchmark Index*                                      -10.8%
MSCI Hong Kong Index (Total)                              -18.6%
BNP Prime Peregrine China Index                            -7.0%
Taiwan Weighted Index                                     +10.6%

NET ASSET VALUE AND SHARE PRICE VS. TARGET INDEX

                              [LINE GRAPH OMITTED]
                   DATA POINTS FOR EDGAR PURPOSES AS FOLLOWS:

                               July 16, 1992=100

                       Net              JF China                  JFC
                   Asset Value         Share Price          Benchmark Index*
7/16/92**            100.00%             100.00%                100.00%
7/27/92               99.78               98.33                  89.81
8/28/92              100.43               94.20                  91.11
9/30/92              100.94               80.00                  79.15
10/30/92             108.60               92.53                  90.31
11/30/92             111.05               96.67                  91.95
12/31/92             109.29               93.02                  90.21
1/29/93              110.16               96.37                  87.65
2/26/93              117.49               98.85                  97.55
3/31/93              120.54              108.90                  94.28
4/30/93              125.48              118.95                  97.84
5/28/93              129.84              122.30                  92.05
6/30/93              122.35              120.09                  83.13
7/30/93              120.67              116.73                  77.96
8/27/93              124.75              129.29                  82.27
9/30/93              128.39              126.81                  84.74
10/29/93             147.17              150.32                 102.63
11/26/93             156.34              166.71                 113.90
12/31/93             188.96              187.39                 128.98
1/28/94              175.52              183.65                 111.34
2/25/94              158.91              148.41                 103.16
3/31/94              136.56              136.08                  91.08
4/29/94              132.14              134.18                  87.30
5/27/94              136.06              148.41                  90.89
6/30/94              123.99              123.29                  82.84
7/29/94              130.78              126.47                  87.48
8/26/94              130.78              135.83                  92.18
9/30/94              132.98              129.56                  94.14
10/28/94             132.34              126.47                  89.14
11/23/94             124.35              110.76                  80.63
12/30/94             115.72               94.29                  72.23
1/27/95              101.37               90.10                  62.02
2/24/95              108.27               98.48                  66.92
3/31/95              109.37               94.29                  67.13
4/30/95              105.33               90.10                  63.43
5/26/95              113.68              107.01                  70.35
6/30/95              111.93               92.33                  69.32
7/28/95              116.08               95.51                  73.64
8/31/95              108.89               88.13                  69.66
9/30/95              112.85               94.42                  68.82
10/31/95             110.46               89.22                  67.02
11/30/95             104.65               85.02                  64.06
12/29/95             103.54               84.52                  63.34
1/31/96              112.35              107.76                  72.64
2/29/96              113.37               95.08                  73.99
3/31/96              110.12               95.08                  70.65
4/30/96              111.70               96.18                  68.52
5/31/96              112.25               94.07                  71.64
6/30/96              111.98               87.73                  71.47
7/31/96              110.21               81.39                  71.69
8/30/96              110.68               84.52                  73.69
9/30/96              112.16               85.62                  74.73
10/31/96             113.18               83.51                  77.45
11/29/96             125.79               90.86                  89.15
12/31/96             132.84               95.25                  97.43
1/31/97              135.63               99.49                  99.27
2/28/97              138.13               99.49                 100.73
3/27/97              133.96               99.49                  99.65
4/30/97              148.44              106.94                 106.53
5/31/97              159.48              115.41                 111.06
6/30/97              170.35              124.89                 114.45
7/31/97              178.89              130.22                 117.43
8/31/97              187.33              126.50                 121.24
9/30/97              167.65              124.38                 116.19
10/31/97             124.12               87.29                  88.50
11/28/97             107.96               84.67                  82.92
12/31/97             110.00               82.89                  83.73
1/30/98               85.88               79.75                  70.48
2/28/98              114.29               88.25                  86.61
3/31/98              107.58               80.77                  83.66
4/30/98               98.27               74.90                  76.62
5/29/98               83.74               60.57                  69.04
6/30/98               72.75               54.24                  63.53
7/31/98               57.28               44.10                  56.17
8/31/98               51.32               29.76                  50.16
9/30/98               60.82               40.91                  56.88
10/30/98              70.51               50.48                  65.12
11/30/98              72.47               53.14                  64.68
12/31/98              69.86               46.76                  61.44
1/29/99               63.27               45.70                  55.92
2/26/99               63.43               44.63                  56.22
3/31/99               69.67               47.82                  62.49
4/30/99               82.25               62.17                  74.33
5/31/99               76.94               57.39                  69.97
6/30/99               90.35               74.39                  80.74
7/30/99               84.95               60.57                  75.80
8/31/99               88.77               61.11                  78.44
9/30/99               84.11               56.86                  73.92
10/29/99              87.65               59.51                  75.69
11/30/99              99.29               68.01                  82.85
12/31/99             110.11               72.07                  90.38
1/31/00              108.99               69.94                  90.33
2/29/00              113.38               73.68                  91.87
3/31/00              118.43               75.28                  96.89
4/28/00              100.86               64.07                  87.24
5/31/00               94.69               62.46                  82.27
6/30/00               98.52               66.73                  85.48
7/31/00              102.07               69.94                  89.73
8/31/00              103.94               71.54                  88.73
9/29/00               95.34               66.73                  79.73
10/31/00              87.40               64.07                  72.78
11/30/00              83.00               61.93                  68.48
12/29/00              87.30               60.33                  71.12
1/31/01               95.81               71.33                  78.24
2/28/01               91.42               67.57                  76.15
3/30/01               84.59               60.73                  69.80
4/30/01               86.09               63.89                  69.03
5/31/01               87.12               66.46                  67.29
6/29/01               84.69               66.20                  65.30
7/31/01               78.98               60.22                  61.21
8/31/01               73.10               54.24                  57.47
9/28/01               66.37               50.83                  48.34
10/31/01              71.51               51.34                  51.10
11/30/01              76.18               55.95                  57.64
12/31/01              76.09               56.12                  63.41


*  JFC Benchmark: MSCI Golden Dragon Index (Total)
   Prior to March 2001: 25% Taiwan Weighted Index, 20% BNP Prime Peregrine China
      Index, 50% MSCI Hong Kong Index, 5% HSBC
   Prior to March 1999: 60% Hong Kong All Ordinaries  Index, 30% Credit Lyonnais
      Securities Asia All China B Index, 10% Taiwan Weighted Index
   Prior to January 1997: Peregrine Greater China Index
** Commencement of operations
   Source: JF

                                      --2--
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    JARDINE FLEMING
CHINA REGION FUND, INC.


CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

    Fiscal year 2001 proved a difficult year for global equity markets in light of the US-led slowdown in global economic growth, and the China region was no exception. After some stellar performance during first half 2001, Chinese shares lost steam around mid-year as the market became increasingly concerned about policy risks, the supply overhang of state-owned shares, and growing competition in the Mainland telecom industry. As such, the MSCI China Index was down 24.7% over the year. In Hong Kong, deflation and economic hardship dampened investor appetite for shares and resulted in a 18.6% drop in the MSCI Hong Kong Index. By contrast, after suffering during the first nine months of the year, the Taiwanese market rallied strongly in the 4Q 2001 on improving prospects for the electronics sector. The MSCI Taiwan Index finished the year up 10.5%.

    During this volatile period, the Fund underperformed the MSCI Golden Dragon Index, the Fund's benchmark, by 2% in NAV terms, and declined in absolute terms by 12.8%. The Fund's share price performed relatively better, falling by only 7.0% during the year.

    Going forward, China is expected to continue to be the growth engine for Asia. China's accession into the WTO not only paves the way for more foreign investment, but also encourages its thriving private sector, which in turn should drive the next phase of growth. As economic interaction within the Greater China zone strengthens, competitive Taiwanese and Hong Kong companies will benefit from cost cutting and market access. The emergence of well-managed "private chips" in Hong Kong and China and world-class electronics exporters in Taiwan will provide ample investment opportunities to investors.

    During the year, the Fund repurchased a total of 150,600 shares in the open market at a per-share weighted average discount to NAV of 20.03%. In addition, pursuant to a tender offer commencing on June 11, 2001, the Fund purchased a total of 1,172,856 shares, representing 20% of the Fund's issued and outstanding shares, at a price equal to 95% of the Fund's NAV per share on the closing date of July 9, 2001. The Board noted that the discount of the Fund has improved since May 2001 to a level as low as 13% and prevailing at a level below 20% for most of the period following announcement of the tender offer. The Board continues to be committed to conducting a partial tender offer or similar transactions if the Fund's shares trade at an average discount to NAV in excess of 20% for any 13-week period, limited to one such transaction in each calendar year.

    The Board considers an annual total expense ratio above 2.85% to be unacceptable. The Board recognizes that the reduction in the number of shares, through share repurchases and tender offers, has an adverse impact on the expense ratio of the Fund. The Board believes that it would be in the best interest for shareholders if it adopts a calculation approach to determine this expense ratio that excludes expenses of a non-recurring nature such as those associated with a tender offer and the Fund's entering into a contract with a new administrator, whilst the ordinary operating expenses pertaining to the relevant year will be included. On this basis, the Board estimates the Fund's total expense ratio for 2001 at approximately 2.73%; as compared with the 3.51% presented in our financial statements. If the 2.85% expense ratio calculated on the above basis is exceeded the Board will put forward proposals to shareholders on the structure of the Fund.

Respectfully submitted,

/S/ The Rt. Hon. The Earl of Cromer

The Rt. Hon. The Earl of Cromer
Chairman

January 22, 2002

                                      --3--
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    JARDINE FLEMING
CHINA REGION FUND, INC.


INVESTMENT REVIEW
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    2001 was a volatile year for equity investors worldwide. Within the China Region, the MSCI Hong Kong Index fell by 18.6% on the back of stubborn domestic deflation. Mainland Chinese stocks continued to be plagued by policy uncertainty, poor corporate governance and anemic earnings growth. As a result, the MSCI China Index was down 24.7% over the year. In Taiwan, however, despite economic slowdown and low corporate earnings visibility, supportive liquidity conditions and investors' anticipation of a technology sector recovery boosted the MSCI Taiwan Index in the fourth quarter and helped it close the year up 10.5%.

    Given these varied performances and high intra-period volatility in the Region's equity markets, the net asset value of the Fund fell 12.8% while the share price dropped 6.9%. This compares with the 10.8% decline in the Jardine Fleming China Region Fund benchmark.

    In Hong Kong, the fall in the equity market reflected the difficult economic and corporate environment. Despite multiple interest rate cuts, business appetite stayed low, as there were limited investment opportunities amid a deflationary economic restructuring. Consumer confidence remained fragile given the still deteriorating employment prospect. External trade was affected by the US economic slowdown and was battered further by the September 11 tragedy. As such, the outlook for GDP and corporate earnings was uncertain and investors were ambivalent towards the traditional blue chip stocks. Nonetheless, the cautious sentiment towards the broad market notwithstanding, selected mid cap stocks with established management and high earnings growth visibility attracted investors interest. In particular, manufacturing and export stocks that were trading at low valuations were perceived to be good proxies for a possible recovery in the US and global economy; hence their share price outperformance.

    Initial euphoria and subsequent disappointment characterized the performance of Chinese equities. Having started the year on a low note, the B share markets in Shanghai and Shenzhen were subsequently pushed higher by domestic investors on positive expectations about strong GDP growth, China's entry into the World Trade Organization ("WTO") and Beijing's bid to host the 2008 Olympiad. The unexpected policy relaxation in February, which formally allowed participation in B shares by domestic hard currency holders, fuelled speculation of eventual unification with the domestic A shares and propelled the B shares into uncharted territory in May. This also triggered a spillover effect into the Hong Kong-listed H shares and red chips, which climbed to their year highs at mid-year. However, heavy profit-taking in the B shares occurred in June and the selling pressure escalated as their domestic A share counterparts collapsed on reports about falsified accounts by certain "blue chip" A shares. The government's plan to reduce the state-owned stake in listed companies also weighed on market sentiment, as it would create a large share overhang. Despite China's formal entry into the WTO and Beijing's successful Olympic bid, sentiment worsened further as the large cap telecom stocks suffered from renewed concerns about unfavorable regulatory changes and the potential for a cutthroat tariff war. Although the Chinese shares rebounded somewhat immediately after the September attacks in New York, as they were considered less sensitive to the US recession than other Asian stocks, the rebound proved to be short-lived amid continued worries about corporate governance and policy risks. Although the Shanghai B, Shenzhen B and the Hang Seng China Enterprises Indices managed to close the year up 91.5%, 93.0% and 8.3%, respectively, they were down by between 28% and 39% from their peaks at mid-year.

                                      --4--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

    In Taiwan, the equity market experienced a "roller-coaster" ride during the year. Share price performance was lackluster throughout the first half of the year given slowing export growth, worsening domestic demand and continued volatility in the US and global technology stocks. Sentiment plunged immediately after the September 11 attacks as investors were worried about a possible collapse of US business and consumer demand. Given the economy's heavy reliance on exports to the US in general and sale of electronic value-added products in particular, the local Taiwan Weighted Index fell to the year low of 3,446 level in early October. However, the market staged a sharp "V-shaped" recovery during the fourth quarter amid signals of stability in the US economy. More importantly, as US technology companies reported resilient customer demand and provided cautiously optimistic business outlook, foreign investors bought heavily the electronics stocks in Taiwan as they were perceived to be the prime beneficiaries of a US technology sector recovery while having had been oversold. This influx of overseas portfolio flows, coupled with supportive domestic liquidity, boosted the overall Taiwanese market and in particular the electronics stocks. Both the local market and the electronics sector ended the year in positive territory, up 10.6% and 25.6%, respectively.

OUTLOOK

    In Hong Kong, the overall economic and corporate environment will continue to be difficult in the short to medium term. As the economy restructures and reinvents itself in order to regain competitiveness, deflationary pressure continues to be severe. While China's continued development and entry into the WTO present tremendous investment opportunities for the long run, the corporate sector in Hong Kong will have to adapt and adjust to the new, immediate challenges, especially on the cost front. Therefore we expect unemployment to stay high at the current 6% level for a while longer and this may continue to weigh on consumer demand. While the local property market appears to have stabilized over the past few months and we notice an increase in primary sales volume, there is only limited room for price appreciation given the large supply of flats, continued price deflation and the bottoming of the interest rate cycle. From a slightly more positive perspective, a US recovery should help external trade while continued public sector spending should help to alleviate some of the deflationary pressure. Overall, most economists expect GDP growth for 2002 to be at a sub-trend, low level of around 2%, having posted virtually zero growth in 2001.

    Mainland China will offer tremendous opportunities as well as real challenges. While foreign direct investment, public spending and domestic private consumption can sustain top-line GDP growth at a healthy level of between 6% and 7% this year, compared with 7.3% in 2001, WTO means more foreign competition and corporate restructuring in virtually all sectors, especially among the state-owned enterprises. While this will help the formation of a rule-based economy in the long run, short-term restructuring pains include rising unemployment and a cyclical decline in profits. Within the equity market, while investors should welcome the authorities' recent efforts to crack down on illegal speculation and improve the standard of corporate governance, share price momentum seems to have halted for the short term. Indeed, even after the correction in the second half of 2001, the Chinese shares indices are still richly overvalued given the poor transparency, low return on equity and high policy risk. A disruptive burst of this overvalued bubble may lead to unpleasant consequences. From a positive perspective, however, excess liquidity and low interest rates should underpin the market's downside while successful implementation of further market reforms will restore investor's confidence over the longer term.

                                      --5--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

    While domestic economic growth momentum within Taiwan is still sluggish, performance of the equity market hinges upon the fortune of the electronics stocks, which will benefit from a confirmed US economic recovery. While it is probably premature to confirm this, it does appear that US business investment has troughed and consumer confidence there remains resilient, which should bode well for Taiwanese exporters. On the political front, the ruling DPP Party has emerged as the largest party in the Legislative Yuan, albeit short of winning a majority. This should mean a better relationship between the administration and the Legislative Yuan while improving policy implementation. Therefore, barring deterioration in the cross strait relationship, political risk in Taiwan seems to have diminished significantly. As such, selected export-oriented electronics stocks in Taiwan remain attractive long-term investment candidates and will be sought after by investors if and when there are clear signals pointing to a better US economy.

STRATEGY

    Given the cyclical and structural challenges within the China Region economies as mentioned, we see limited upside for the traditional blue chip stocks and therefore expect the broad market indices to be range bound. In addition, given the uncertain timing and magnitude of the much expected US recovery, we intend to adopt a neutral country asset allocation approach. On the other hand, we continue to seek to add value from our bottom up, stock selection efforts.

    From a stock picking point of view, we believe there are ample investment opportunities. For instance, we have noticed the rapid emergence of the "private chips" in Hong Kong and China. These mostly Hong Kong-listed, privately owned and managed companies derive virtually all of their revenues and profits from China. They distinguish themselves from the H shares and the red chips by way of their more flexible management and operations. As they have not been supported by any state subsidies, but have been subject to and have grown amidst market competition, they represent some of the most efficient enterprises coming out of China. Often they are engaged in high value-added industries and services, where regulatory risk is less, and therefore exhibit high business and profit growth prospects. We have included a selected few of these "private chips" into the portfolio and their share price performance since then has been satisfactory. Admittedly, many of these private companies have only a short track record and recent sentiment was clouded by a single incident about suspiciously high profitability. Nonetheless, we maintain that some of these private companies have solid fundamentals and will eventually emerge as the leaders in their respective businesses, thereby rewarding long-term investors.

    Besides this, we have been gradually building positions in mid cap, lowly-valued industrial exporters across the China Region markets. While many of these companies are in the electronics sector, especially those in Taiwan, we are also focusing on consumer stocks, which will benefit from both the US recovery and China's expanding consumer market. While many other investors focus on the large blue chips, we are of the view that many of the under-researched mid-cap stocks will provide better returns when overall economic and corporate environment improves. Therefore, we will continue to expand our primary research coverage to identify these 'blue chips of tomorrow'.

                                      --6--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


INVESTMENT REVIEW (CONTINUED)
--------------------------------------------------------------------------------

    To  conclude,  against a still  unclear  external  picture  and as the China
Region economies grapple with their own issues, we will continue to adopt a flexible investment approach in order to add performance. While market volatility will likely continue to be high, we believe that our proactive primary research and stock selection process will enable us to pick the future long-term winners at an early stage. We are optimistic that this strategy will continue to provide good returns to our shareholders.


Respectfully submitted,

/S/ A. Douglas Eu

A. Douglas Eu
President

January 22, 2002

                                      --7--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


MAJOR HOLDINGS
--------------------------------------------------------------------------------

AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                      % of Net
                                                                       Assets
--------------------------------------------------------------------------------

GLOBAL BIO-CHEM TECHNOLOGY GROUP                                        4.3

    Global Bio-chem Technology Group Company Limited manufactures corn refined and corn based biochemical products in China. The company also researches and develops corn based biochemical products. The products mainly comprise corn starch, corn gluten, corn oil, feed, modified starch, corn sweeteners, and amino acids.

HUTCHISON WHAMPOA                                                       4.2

    One of Hong Kong's leading conglomerates, controlling 60% and 50% of the container ports in Hong Kong and Shanghai, respectively. Hutchison should benefit from an increase in PRC exports.

CHAODA MODERN AGRICULTURE HOLDINGS                                      4.1

    Chaoda  Modern  Agriculture   (Holdings)   Limited,   through  its
subsidiaries, grows and sells crops, breeds and sells livestocks and sells ancillary food products.

CHINA INSURANCE INTERNATIONAL HOLDINGS                                  4.1

    The company, through its subsidiaries, underwrites treaty and facultative reinsurance of all classes of general business, including non-marine and marine, and certain classes of long term business. The company also carries on reinsurance broking and, to support its reinsurance activities, invests in securities, money market and properties.

CHEUNG KONG HOLDINGS                                                    4.1

    One of Hong Kong's premier property companies with significant property developments in Hong Kong and the PRC. Cheung Kong has been discussing numerous property and infrastructure projects in China.

TAIWAN SEMICONDUCTOR MANUFACTURING                                      3.9

    The world's first and largest dedicated integrated circuit foundry. The company currently operates two 6-inch-wafer fabs and three 8-inch-wafer fabs and owns two-thirds of WaferTech, an 8-inch-wafer fab in Washington State. TSM benefits from the increase in outsourcing by major IC companies around the world.

                                      --8--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


MAJOR HOLDINGS (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                      % of Net
                                                                       Assets
--------------------------------------------------------------------------------

CHINA MOBILE (HONG KONG)                                                3.6

    Owns and operates cellular network businesses with a combined 93% market share in six provinces in China. With limited competition on the horizon, the company is expected to grow significantly. It is the only listed PRC telecommunications stock in Hong Kong included in the Hang Seng Index.

DENWAY MOTORS                                                           3.0

    The company, through its subsidiaries, manufactures, assembles, and trades motor vehicles, automotive equipment, and parts in China. The company also manufactures and trades audio equipment in Hong Kong.

CHINA UNICOM LIMITED                                                    2.9

    The company, through its subsidiaries, provides telecommunications services in the People's Republic of China. The company's services include cellular, paging, long distance, data, and Internet services.

TEXWINCA HOLDINGS                                                       2.7

    The company, through its subsidiaries, produces, dyes, and sells knitted fabric and yarn. The company also distributes and retails casual apparel and accessories, provides repair and maintenance services for motors and generators, and provides franchise services.

--------------------------------------------------------------------------------
TOTAL MAJOR HOLDINGS                                                   36.9

                                      --9--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                      Holdings         Market
                                                     (in shares        Value
Description                                            or par)        (in US$)
--------------------------------------------------------------------------------
COMMON STOCKS (UNLESS OTHERWISE NOTED)
--------------------------------------------------------------------------------

CHINA (7.9%)
--------------------------------------------------------------------------------

COMMUNICATION EQUIPMENT (1.2%)
  Eastern Communications 'B'                           350,000          459,200
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.0%)
  China International Marine Container 'B'             210,000          378,643
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.9%)
  CSG Technology Holdings 'B'                          510,000          330,937
--------------------------------------------------------------------------------

MACHINERY (1.8%)
  Shanghai Zhenhua Port Machinery 'B'                  599,200          688,481
--------------------------------------------------------------------------------

REAL ESTATE (3.0%)
  China Vanke 'B'                                      500,000          568,747
  Shanghai Lujiazui Finance and
    Trade Zone Development 'B'                         650,000          601,900
--------------------------------------------------------------------------------
                                                                      1,170,647
--------------------------------------------------------------------------------

TOTAL CHINA                                                           3,027,908
================================================================================

HONG KONG (70.4%)
--------------------------------------------------------------------------------

AIRLINES (2.3%)
  China National Aviation                            5,300,000          869,983
--------------------------------------------------------------------------------

AUTOMOBILES (3.0%)
  Denway Motors                                      3,650,000        1,135,089
--------------------------------------------------------------------------------

BANKS (4.1%)
  Bank of East Asia                                    270,000          581,699
  Hang Seng Bank                                        90,000          989,696
--------------------------------------------------------------------------------
                                                                      1,571,395
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.1%)
  Greencool Technology Holdings                      3,000,000          788,679
--------------------------------------------------------------------------------

                                     --10--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                      Holdings         Market
                                                     (in shares        Value
Description                                            or par)        (in US$)
--------------------------------------------------------------------------------

DISTRIBUTORS (2.2%)
  China Resources Enterprise                           550,000          514,886
* Extrawell Pharmaceutical Holdings                  6,500,000          333,425
--------------------------------------------------------------------------------
                                                                        848,311
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIALS (10.0%)
  China Everbright                                   1,000,000          750,207
  Guoco Group                                          180,000          997,198
  Hutchison Whampoa                                    165,000        1,592,266
  JCG Holdings                                         750,000          466,475
--------------------------------------------------------------------------------
                                                                      3,806,146
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
* China Unicom                                       1,000,000        1,102,868
--------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.1%)
  Beijing Datang Power Generation 'H'                1,450,000          464,872
  Huaneng Power International 'H'                    1,200,000          723,276
--------------------------------------------------------------------------------
                                                                      1,188,148
--------------------------------------------------------------------------------

FOOD PRODUCTS (10.3%)
  Chaoda Modern Agriculture Holdings                 5,600,000        1,579,923
* Euro-Asia Agricultural Holdings                    3,000,000          707,887
  Global Bio-chem Technology Group                   4,750,000        1,659,913
--------------------------------------------------------------------------------
                                                                      3,947,723
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.7%)
  Hopewell Holdings                                  1,100,000          652,423
--------------------------------------------------------------------------------

INSURANCE (4.1%)
  China Insurance International Holdings             2,550,000        1,561,488
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.2%)
* Pacific Century CyberWorks+                        1,600,000          441,147
--------------------------------------------------------------------------------

MARINE (1.3%)
  China Shipping Development 'H'                     3,000,000          477,055
--------------------------------------------------------------------------------

                                     --11--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                      Holdings         Market
                                                     (in shares        Value
Description                                            or par)        (in US$)
--------------------------------------------------------------------------------

MEDIA (1.2%)
* Clear Media                                          639,000          467,090
--------------------------------------------------------------------------------

MISCELLANEOUS (0.0%)
* Health Asia MediCentres Beijing++                  1,000,000                0
--------------------------------------------------------------------------------

MULTILINE RETAIL (1.6%)
* Convenience Retail Asia                            1,850,000          599,043
--------------------------------------------------------------------------------

OIL & GAS (2.3%)
  CNOOC                                                950,000          895,439
--------------------------------------------------------------------------------

REAL ESTATE (5.5%)
  Cheung Kong Holdings                                 150,000        1,558,122
  Wheelock & Company                                   650,000          554,319
--------------------------------------------------------------------------------
                                                                      2,112,441
--------------------------------------------------------------------------------

TEXTILES & APPAREL (5.0%)
  Fountain Set Holdings                              5,400,000          879,473
  Texwinca Holdings                                  2,150,000        1,027,046
--------------------------------------------------------------------------------
                                                                      1,906,519
--------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.7%)
  Beijing Capital International Airport 'H'          2,800,000          660,695
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (4.8%)
* China Mobile (Hong Kong)                             385,000        1,355,277
* SmarTone Telecommunications Holdings                 395,000          471,091
--------------------------------------------------------------------------------
                                                                      1,826,368
--------------------------------------------------------------------------------

TOTAL HONG KONG                                                      26,858,050
================================================================================

                                     --12--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                      Holdings         Market
                                                     (in shares        Value
Description                                            or par)        (in US$)
--------------------------------------------------------------------------------

TAIWAN (13.4%)
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (4.7%)
  Asustek Computer                                     140,213          613,106
  Quanta Computer                                      200,000          651,614
  Synnex Technology International                      395,000          526,064
--------------------------------------------------------------------------------
                                                                      1,790,784
--------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
  Hon Hai Precision Industry                           100,120          457,822
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.6%)
  Premier Image Technology                             300,000          591,597
--------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT & PRODUCTS (5.9%)
* Taiwan Semiconductor Manufacturing                   600,000        1,500,427
* United Microelectronics                              520,000          757,930
--------------------------------------------------------------------------------
                                                                      2,258,357
--------------------------------------------------------------------------------

TEXTILES & APPAREL (0.0%)
  Far Eastern Textile                                       13                5
--------------------------------------------------------------------------------

TOTAL TAIWAN                                                          5,098,565
================================================================================

UNITED STATES (6.9%)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (6.9%)
  Citibank Time Deposit, 1.60%, 01/02/02             2,650,000        2,650,000
--------------------------------------------------------------------------------

TOTAL UNITED STATES                                                   2,650,000
================================================================================

                                     --13--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


INVESTMENT PORTFOLIO (CONTINUED)
--------------------------------------------------------------------------------

AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                       Market
                                                                       Value
Description                                                           (in US$)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
  (98.6% of Net Assets) (Cost $38,129,246)                           37,634,523
================================================================================

Other assets less liabilities (1.4% of Net Assets)                      535,358
================================================================================

NET ASSETS (100%)                                                    38,169,881
================================================================================

Aggregate cost for Federal income tax purposes is $39,038,061.
The aggregate unrealized loss for all securities is as follows:

Excess of market value over cost                                      1,604,267
Excess of cost over market value                                     (3,007,805)
--------------------------------------------------------------------------------

Net unrealized loss                                                  (1,403,538)
================================================================================

     HKD  Hong Kong dollar
       *  Non-income producing security.
       +  Passive Foreign Investment Company.
      ++ At fair value as determined under the supervision of the Board of Directors.

                 See accompanying notes to financial statements.

                                     --14--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

AT DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                        (in US$)
--------------------------------------------------------------------------------

ASSETS
--------------------------------------------------------------------------------
Investments at value (Note 2) (cost $38,129,246)                     37,634,523
Cash (including foreign currencies with a cost of $1,430,975
  and value of $1,422,766)                                            1,511,638
Receivable for securities sold                                           99,184
Dividends receivable                                                     39,787
Prepaid insurance premiums                                               12,102
Interest receivable                                                         118
--------------------------------------------------------------------------------

TOTAL ASSETS                                                         39,297,352
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for securities purchased                                        817,675
Accrued expenses payable                                                247,241
Due to Investment Adviser (Note 4)                                       62,555
--------------------------------------------------------------------------------

TOTAL LIABILITIES                                                     1,127,471
--------------------------------------------------------------------------------

NET ASSETS                                                           38,169,881
================================================================================

NET ASSETS CONSIST OF:
Common stock, $0.01 par value
   (100,000,000 shares authorized;
   4,688,824 shares issued and outstanding)                              46,888
Paid-in capital                                                      97,185,228
Accumulated net investment loss                                          (4,926)
Accumulated net realized loss:
   Short-term and foreign currency losses                           (58,554,383)
Unrealized depreciation                                                (502,926)
--------------------------------------------------------------------------------

NET ASSETS                                                           38,169,881
================================================================================

NET ASSET VALUE PER SHARE ($38,169,881 / 4,688,824)                        8.14
================================================================================

                 See accompanying notes to financial statements.

                                     --15--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                        (in US$)
--------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS) (Note 2)
--------------------------------------------------------------------------------
Dividend (net of foreign withholding tax of $24,683)                  1,005,406
Interest (net of foreign withholding tax of $3,338)                      55,520
--------------------------------------------------------------------------------

TOTAL INVESTMENT INCOME                                               1,060,926
--------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees (Note 4)                                       571,070
Legal fees                                                              272,198
Administration and accounting fees (Note 4)                             243,443
Directors' fees and expenses                                            154,881
Custodian fees                                                          117,417
Shareholder service fees                                                115,300
Shareholder report and meeting expenses                                  58,788
Audit fees                                                               41,659
Registration fees                                                        11,157
Other expenses                                                           62,014
--------------------------------------------------------------------------------

TOTAL EXPENSES                                                        1,647,927
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                    (587,001)
================================================================================
REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FOREIGN CURRENCY
   HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES
--------------------------------------------------------------------------------

NET REALIZED LOSS (Note 2)
   Investments                                                       (4,688,873)
   Foreign currency transactions                                       (196,275)
NET CHANGE IN UNREALIZED LOSS (Note 2)
   Investments                                                       (1,637,893)
   Foreign currency holdings and other assets and liabilities
      denominated in foreign currencies                                  (9,424)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS,
   FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS
   AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES                 (6,532,465)
================================================================================

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 (7,119,466)
--------------------------------------------------------------------------------

                 See accompanying notes to financial statements.

                                     --16--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------


                                                       Year Ended              Year Ended
                                                    December 31, 2001       December 31, 2000
                                                         (in US$)                (in US$)
---------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   Operations
      Net investment loss                                 (587,001)               (351,218)
      Net realized gain (loss) on investments
        transactions                                    (4,688,873)             12,557,051
      Net realized loss on foreign
        currency transactions                             (196,275)               (170,467)
      Net change in unrealized
        loss on investments,
        foreign currency holdings
        and other assets and liabilities
        denominated in foreign currencies               (1,647,317)            (36,458,161)
---------------------------------------------------------------------------------------------

   Net decrease in net assets resulting
      from operations                                   (7,119,466)            (24,422,795)
---------------------------------------------------------------------------------------------

CAPITAL SHARES REPURCHASED (NOTE 5)                    (10,860,972)            (26,677,840)
=============================================================================================

TOTAL DECREASE IN NET ASSETS                           (17,980,438)            (51,100,635)
   Net Assets:
   Beginning of year                                    56,150,319             107,250,954
---------------------------------------------------------------------------------------------

   End of year                                          38,169,881              56,150,319
=============================================================================================

                 See accompanying notes to financial statements.

                                     --17--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------


                                       For the       For the      For the       For the       For the
                                     Year Ended    Year Ended   Year Ended    Year Ended    Year Ended
                                    December 31,  December 31, December 31,  December 31,  December 31,
                                        2001          2000         1999          1998          1997
                                      (in US$)      (in US$)     (in US$)      (in US$)      (in US$)
-------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
-------------------------------------------------------------------------------------------------------
Net asset value,
   beginning of year                     9.34         11.78         7.50          11.81        14.31
=======================================================================================================
Net investment income
   (loss)                               (0.11)        (0.06)        0.03           0.02        (0.01)
Net realized and
   unrealized gain (loss)
   on investment and
   foreign currency-
   related transactions                 (1.31)        (2.73)        4.29          (4.33)       (2.45)
-------------------------------------------------------------------------------------------------------
Total from investment
   operations                           (1.42)        (2.79)        4.32          (4.31)       (2.46)
=======================================================================================================
Dividends from net
   investment income                        -             -        (0.04)             -        (0.04)
=======================================================================================================
Capital shares repurchased
   (Note 5)                              0.22          0.35            -              -            -
=======================================================================================================
NET ASSET VALUE, END OF
   YEAR                                  8.14          9.34        11.78           7.50        11.81
=======================================================================================================
Market value, end of
   year                                  6.57          7.06         8.44           5.50         9.75
=======================================================================================================
TOTAL INVESTMENT RETURN
   Per share market value               (6.9%)       (16.3%)       54.2%         (43.6%)      (13.9%)
   Per share net asset
      value                            (12.8%)       (20.7%)       57.6%         (36.5%)      (17.2%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year            38,169,881    56,150,319  107,250,954     68,288,936  107,494,855
Ratios of total expenses
   to average net assets                3.51%+        2.02%        2.28%          2.49%        1.68%
Ratios of net investment
   income (loss) to
   average net assets                  (1.25%)       (0.36%)       0.37%          0.24%       (0.05%)
Portfolio turnover rate                212.1%         94.8%        90.8%         111.9%       102.6%
Number of shares
   outstanding at end of
   year (in thousands)                  4,689         6,012        9,101          9,101        9,101

+ The ratio of total  expenses to average net assets for the year ended December 31, 2001 is relatively higher than that of previous years as a result of the expenses incurred in relation to a tender offer and share  repurchases that decreased the size of the Fund following  similar actions in the previous year.

                            See accompanying notes to financial statements.

                                     --18--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DECEMBER 31, 2001
--------------------------------------------------------------------------------

1.    ORGANIZATION AND CAPITAL
      Jardine Fleming China Region Fund, Inc. (the "Fund") was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2.    SIGNIFICANT ACCOUNTING POLICIES
      The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America for investment companies, are consistently followed by the Fund in the preparation of its financial statements.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      I)  SECURITY VALUATION
          All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund's assets, quotations of foreign securities in a foreign currency are translated to U.S. dollar equivalents at the exchange rate in effect on the valuation date.

      II) U.S. FEDERAL INCOME TAXES
          No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 2001, the Fund has capital loss carryforwards for federal income tax purposes of $57,645,571, of which $42,188,946 expires in 2006 and $11,676,567 expires in 2007 and $3,780,058 expires in 2009. The Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforward.

          During the year ended December 31, 2001, the Fund reclassified $263,754 from accumulated net realized loss on investments to accumulated net invetment loss as a result of permanent book and tax differences relating primarily to realized foreign currency losses. The Fund also reclassified $845,828 from accumulated net investment loss to paid-in capital as a result of permanent tax differences relating to the net operating loss for the year ended December 31, 2001. Net investment loss and net assets were not affected by the reclassifications. The Fund's foreign exchange losses incurred after October 31, 2001, but before December 31, 2001, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such foreign exchanges losses of $4,926.

                                     --19--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

      III)FOREIGN CURRENCY TRANSLATION
          The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:
           o investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;
           o investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

          Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

          Unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

      IV) DISTRIBUTION OF INCOME AND GAINS
          The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% federal excise tax. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

      V)  OTHER
          Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Portfolio turnover rate is calculated by dividing the lesser of purchases and sales of investment securities having maturities greater than one year at the time of acquisition by the average monthly market value of those investment securities.

                                     --20--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

3.    INVESTMENT TRANSACTIONS
      Consistent with its investment objective, the Fund engages in the following transactions practices. The investment objective, policies, program, and risk factors of the Fund are described more fully in the Fund's Prospectus.

      I)  FOREIGN TRANSACTIONS
          Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

      II) OTHER
          During the year ended December 31, 2001, the Fund made purchases of $95,474,711 and sales of $108,422,282 of investment securities other than short-term investments. There were no purchases or sales of U.S. government securities.

4.    RELATED PARTY TRANSACTIONS

      I) JF International Management Inc. (formerly Jardine Fleming International Management Inc.) (the "Adviser"), provides investment advisory services to the Fund under the terms of an investment advisory agreement. Under the investment advisory agreement, prior to November 2001, the Adviser was paid a fee, computed weekly and payable monthly, at the annual rate of 1.25% of the first $75 million and 1.00% of the excess over $75 million of the Fund's weekly net assets. Effective November 1, 2001, the Advisor was paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund's weekly net assets.

      II) Prior to June 1, 2001, T. Rowe Price Associates, Inc., the former Administrator provided administrative services to the Fund under an Administrative Services Agreement. The former Administrator received a fee, payable monthly, at an annual rate of 0.10% of the first $250 million, 0.075% of the next $250 million and 0.05% of the excess over $500 million of the Fund's average weekly net assets, subject to a minimum annual fee of $200,000, plus reimbursement for certain out-of-pocket expenses. The former Administrator also received an annual fee of $85,000 for fund accounting services pursuant to an Accounting Services Agreement.

      III)Effective June 1, 2001 PFPC Inc. (the "Administrator") provides administrative and accounting services to the Fund under an Administrative and Accounting Services Agreement. The Administrator receives a fee, payable monthly, at an annual rate of 0.135% of the first $100 million, 0.095% of the next $50 million, 0.08% of the next $50 million and 0.065% of the excess over $200 million of the Fund's average weekly net assets, subject to a minimum annual fee of $138,000, plus reimbursement for certain out-of-pocket expenses. At December 31, 2001, $23,062 was payable to the Administrator.

      IV) During the year ended December 31, 2001, the Fund paid $109,065 in brokerage commissions to Jardine Fleming Broking Ltd. and Jardine Fleming Securities Ltd., affiliated brokers/dealers.

                                     --21--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

5.    CAPITAL SHARE TRANSACTIONS
      During the year ended December 31, 2001, the Fund's Board of Directors authorized the Fund to purchase shares of its common stock from Fund shareholders, as described below. Any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund's remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

      I)  SHARE REPURCHASE PROGRAM
          The Fund was authorized to repurchase up to 10% of its issued and outstanding shares in the open market through May 9, 2001. Repurchases were made only when the Fund's shares were trading at less than net asset value and at such times and amounts as were believed to be in the best interest of the Fund's shareholders. On July 23, 2001, the Fund's Board of Directors authorized the Fund to repurchase up to 469,142 shares in the open market during 2001 and 2002. During the year ended December 31, 2001, the Fund paid $1,161,805 to repurchase 150,600 shares, at a per-share weighted average discount to net asset value of 20.03%.

          During the year ended December 31, 2000, the Fund paid $4,202,902 to repurchase 512,400 shares, at a per-share weighted average discount to net asset value of 24.08%.

      II) TENDER OFFER
          Pursuant to a tender offer that closed on July 9, 2001, the Fund purchased 20% of its outstanding common stock at a price equal to 95% of the Fund's net asset value per share on the closing date. The Fund acquired 1,172,856 shares for a total cost of $9,699,167 in cash. Pursuant to a tender offer that closed on December 18, 2000, the Fund purchased 30% of its outstanding common stock at a price equal to 95% of the Fund's net asset value per share on the closing date. The Fund acquired 2,576,692 shares for a total cost of $22,474,938 in cash.

                                     --22--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of Jardine Fleming China Region Fund, Inc.


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jardine Fleming China Region Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Baltimore, Maryland
February 5, 2002

                                     --23--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


RESULTS OF THE ANNUAL SHAREHOLDERS MEETING (UNAUDITED)
--------------------------------------------------------------------------------


The Fund held its annual shareholders meeting on May 10, 2001. At this meeting, shareholders elected each of the nominees proposed for election to the Fund's Board of Directors. The following tables provide information concerning the matter voted on at the meeting:

      I)  ELECTION OF DIRECTORS
      NOMINEE           VOTES FOR      VOTES ABSTAINED      TOTAL VOTING SHARES
      -------           ---------      ---------------      -------------------
      A. Douglas Eu     4,537,243          215,899               4,753,142
      Ng Yook Man       4,671,973           81,169               4,753,142

                                     --24--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.




FUND MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------

Information pertaining to the Directors and officers of the Fund is set forth below. The statement of additional information (SAI)
includes additional information about the Directors and is available without charge, upon request, by calling (800) 426-5523.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           NUMBER OF
                                       TERM OF                                           PORTFOLIOS IN           OTHER
                                     OFFICE AND                                           FUND COMPLEX       TRUSTEESHIPS/
  NAME, (DOB), ADDRESS AND          LENGTH OF TIME   PRINCIPAL OCCUPATION(S)              OVERSEEN BY        DIRECTORSHIPS
  POSITION(S) WITH FUND                SERVED(1)       DURING PAST 5 YEARS                  DIRECTOR         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  The Rt. Hon. The Earl of Cromer    Since 1994    Chief Executive Officer of                  1        Director of AIHQ.com
  (June 3, 1946)                                   Cromer Associates Limited;                           Inc., Schroder Asia Pacific
  6, Sloane Terrace Mansions,                      Chairman of Loyd George-                             Fund Limited, and Korea
  London, SW1X9DG                                  Standard Chartered China Fund                        Asia Fund Limited;
  United Kingdom                                   Limited and Philippine                               former Director of
  Chairman and Director, Class I                   Discovery Investment                                 Inchcape Pacific Limited
                                                   Company Limited
------------------------------------------------------------------------------------------------------------------------------------
  Alexander Reid Hamilton            Since 1994    Director of Citic Pacific Limited,          1        See Principal Occupation
  (October 4, 1941)                                The Swank Shop Limited, Cosco
  Flat E, 15th Floor,                              Pacific Limited, Esprit Holdings
  Gold Ning Mansion,                               Limited, Cosco International
  5 Tai Hang Drive                                 Holdings Limited, DBS Kwong
  Hong Kong                                        On Bank Limited, Man Sang
  Director, Class I                                International Limited, and Boto
                                                   InternationalHoldings Limited.
------------------------------------------------------------------------------------------------------------------------------------
  Julian M. I. Reid                  Since 1998    Chief Executive Officer of 3a               2        N/A
  (August 7, 1944)                                 Asset Management Limited;
  10 Frere Felix de Valois Street                  Chairman of Jardine Fleming
  Port Louis, Mauritius                            India Fund, Inc.
  Director, Class III
------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  A. Douglas Eu                      Since 1997    Chief Operations Officer and                2        Director of Jardine
  (August 27, 1961)                                Secretary of the Investment                          Fleming India Fund, Inc.;
  Hong Kong Parkview,                              Advisor                                              former Director of
  Apartment 0863, Tower 10,                                                                             JF Asset Management
  88 Tai Tam Reservoir Road,                                                                            Limited.
  Hong Kong
  President, Treasurer and
  Director, Class II
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
  Lauren Pan                         Since 2001    Vice President of JF Asset                 N/A       N/A
  (December 20, 1966)                              Management Ltd. Since July
  Secretary                                        2000. Prior to that Manager of
                                                   JF Asset Management Ltd.
------------------------------------------------------------------------------------------------------------------------------------
  John P. Falco                      Since 2001    Assistant Vice President and               N/A       N/A
  (January 20, 1973)                               Manager, Regulatory
  Assistant Secretary                              Administration of PFPC, Inc.
------------------------------------------------------------------------------------------------------------------------------------

(1) Number I, II or III below a director's name indicates whether he serves in Class I, II, or III or the Board of Directors. Class
    III directors will be elected for three-year terms as of the 2002 Annual Meeting. Class I directors will serve until the 2003
    Annual Meeting with the position then becoming one for subsequent three-year terms. Class II directors will serve until the 2004
    Annual Meeting with the position then becoming one for subsequent three-year terms.

                                     --25--

[LOGO OMITTED]

    JARDINE FLEMING
CHINA REGION FUND, INC.


DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

THE FUND OPERATES AN OPTIONAL DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (THE "PLAN") WHEREBY:

   a) shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution
      Plan).

   b) shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

FOR  A  COPY  OF  THE  PLAN  BROCHURE,   AS  WELL  AS  A  DIVIDEND  REINVESTMENT
AUTHORIZATION CARD, PLEASE CONTACT:

   EquiServe
   (the Plan Agent):
   P. O. Box 8200
   Boston, Massachusetts 02266-8200
   Telephone No: 800-426-5523 (toll-free)

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semiannual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

                                     --26--

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    JARDINE FLEMING
CHINA REGION FUND, INC.


DIRECTORS AND ADMINISTRATION
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS      THE RT. HON. THE EARL OF CROMER - DIRECTOR AND
                            CHAIRMAN OF THE BOARD
                            A. Douglas Eu - Director, President, and Treasurer
                            Alexander R. Hamilton - Director
                            Julian M. I. Reid - Director
                            Lauren Pan - Secretary
                            John P. Falco - Assistant Secretary

INVESTMENT ADVISER          JF INTERNATIONAL MANAGEMENT INC.
                            P.O. Box 3151
                            Road Town, Tortola
                            British Virgin Islands

ADMINISTRATOR               PFPC INC.
                            400 Bellevue Parkway
                            Wilmington, Delaware 19809
                            U.S.A.

CUSTODIAN                   CITIBANK N.A.
                            NEW YORK:
                            111 Wall Street, 16th Floor
                            New York, New York 10005
                            U.S.A.

                            HONG KONG:
                            Citibank Tower
                            Citibank Plaza
                            3 Garden Road
                            Hong Kong

INDEPENDENT ACCOUNTANTS     PRICEWATERHOUSECOOPERS LLP
                            250 West Pratt Street
                            Baltimore, Maryland 21201
                            U.S.A.

LEGAL COUNSEL               CLEARY, GOTTLIEB, STEEN & HAMILTON
                            NEW YORK:
                            1 Liberty Plaza, 43rd Floor
                            New York, New York 10006
                            U.S.A.

                            HONG KONG:
                            39th Floor, Bank of China Tower
                            1 Garden Road
                            Hong Kong

REGISTRAR, TRANSFER AGENT,  EQUISERVE
AND DIVIDEND PAYING AGENT   P. 0. Box 8200
                            Boston, Massachusetts 02266-8200
                            U.S.A.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

                                     --27--